Exhibit 21.1
COPT DEFENSE PROPERTIES
SUBSIDIARIES OF REGISTRANT

Alabama
COPT Bridge Street Office, LLC

Delaware
2100 L Holdings, LLC
2100 L Subsidiary LLC
Advanced Gateway 7500, LLC
Advanced Gateway 7600, LLC
Advanced Gateway 7700, LLC
Advanced Gateway 8600, LLC
Airport Square Holdings I, LLC
Airport Square Holdings VI and VII, LLC
COPT Acquisitions, Inc.
COPT BK Holdco, LLC
COPT BK Holdco II, LLC
COPT BK Holdco III, LLC
COPT BK Holdco IV, LLC
COPT BK Holdco V, LLC
COPT DC AZ, LLC
COPT Maritime I & II, LLC
COPT Stevens Place, LLC
Corporate Office Properties Holdings, Inc.
COPT Defense Properties, L.P.
Delaware Airport IX, LLC
Delaware Airport VIII, LLC
Great Mills IV, L.L.C.
Great Mills V, L.L.C.
IA 340 Trail, LLC
LW Redstone Company, LLC
Profit Interest Holding LLC
Redstone Gateway 100, LLC
Redstone Gateway 1000, LLC
Redstone Gateway 1100, LLC
Redstone Gateway 1200, LLC
Redstone Gateway 1700, LLC
Redstone Gateway 2100, LLC
Redstone Gateway 2400, LLC
Redstone Gateway 300, LLC
Redstone Gateway 4000, LLC
Redstone Gateway 410, LLC
Redstone Gateway 4100, LLC
Redstone Gateway 5300, LLC
Redstone Gateway 6000, LLC
Redstone Gateway 6200, LLC
Redstone Gateway 6500, LLC
Redstone Gateway 7000, LLC
Redstone Gateway 7100, LLC
Redstone Gateway 7200, LLC
Redstone Gateway 8000, LLC
Redstone Gateway 8100, LLC
Redstone Gateway 8200, LLC

Redstone Gateway 8300, LLC
Redstone Gateway 8500, LLC
Redstone Gateway 8800, LLC
Redstone Gateway 9700, LLC
Stevens Investors, LLC
Stevens School Holdings, LLC

Maryland
100 Charm City, LLC
1460 Dorsey Road, LLC
1550 Nursery, LLC
250 Charm City, LLC
30 Charm City, LLC
45310 Abell House, LLC
610 Guardian, LLC
620 Guardian, LLC
6711 Gateway, LLC
6721 Gateway, LLC
6731 Gateway, LLC
6741 Gateway, LLC
7000 Honeys, LLC
7005 Columbia Gateway, LLC
7015 Albert Einstein Drive, L.L.C.
7200 Riverwood, LLC
7205 Riverwood, LLC
7318 Parkway Drive Enterprises, LLC
7760 Milestone Parkway, LLC
7780 Milestone Parkway, LLC
7874 Milestone Parkway, LLC
7876 Milestone Parkway, LLC
7878 Milestone Parkway, LLC
7880 Milestone Parkway, LLC
Airport Square IV, LLC
Airport Square Storms, LLC
Airport Square V, LLC
Airport Square XI, LLC
Airport Square XIII, LLC
Airport Square XXII, LLC
AP#5 Lot A, LLC
AP#5 Lot B, LLC
AP#5 Lot C, LLC
Arundel Preserve #5, LLC
CDP 6841, LLC
Clarks Hundred II, LLC
Clarks Hundred, LLC
Colgatedrive Associates, LLC
Columbia Equity Finance, LLC
Columbia Gateway S-28, L.L.C.
COMI Investments, LLC
Commons Office 6-B, LLC
Commons Office Research, LLC
COPT Aberdeen, LLC
COPT Baltimore County I, LLC
COPT Baltimore County II, LLC
COPT Brock Bridge, LLC

COPT CC 1600, LLC
COPT CC Bulkhead, LLC
COPT CC D1, LLC
COPT CC Holding, LLC
COPT CC Parking, LLC
COPT CC Tower, LLC
COPT CCW I, LLC
COPT CCW II, LLC
COPT CCW III, LLC
COPT Development & Construction Services, LLC
COPT Frederick, LLC
COPT Gate 63, LLC
COPT Gate 6700-6708-6724, LLC
COPT Harbour's Edge, LLC
COPT Huntsville, LLC
COPT Northgate A, LLC
COPT Northgate B, LLC
COPT Northgate C, LLC
COPT Northgate D, LLC
COPT Northgate H, LLC
COPT Northgate I, LLC
COPT Property Management Services, LLC
COPT Riverwood, LLC
COPT T-11, LLC
COPT Virtru, LLC
Corporate Gatespring II, LLC
Corporate Gatespring, LLC
Corporate Office Management, Inc.
Enterprise Campus Developer, LLC
Fifth Exploration, L.L.C.
Fourth Exploration, L.L.C.
Gateway 44, LLC
Gateway 67, LLC
Gateway 70, LLC
Gateway Crossing 95, LLC
Honeyland 108, LLC
Huntsville Holdings, LLC
Jolly COPT I, LLC
M Square 4400, LLC
M Square 4600, LLC
M Square 5801, LLC
M Square 5825, LLC
M Square 5850, LLC
M Square Associates, LLC
M Square Park, LLC
Maritime Holdings, LLC
NBP 131, LLC
NBP 132, LLC
NBP 133, LLC
NBP 134, LLC
NBP 135, LLC
NBP 140, LLC
NBP 141, LLC
NBP 191, LLC
NBP 201, LLC

NBP 211, LLC
NBP 220, LLC
NBP 221, LLC
NBP 300 Restaurant, LLC
NBP 300, LLC
NBP 302, LLC
NBP 304, LLC
NBP 306, LLC
NBP 308, LLC
NBP 310, LLC
NBP 312, LLC
NBP 314, LLC
NBP 316, LLC
NBP 318, LLC
NBP 320, LLC
NBP 322, LLC
NBP 324, LLC
NBP 400, LLC
NBP 406, LLC
NBP 410, LLC
NBP 420, LLC
NBP 430, LLC
NBP 520, LLC
NBP 540, LLC
NBP 550, LLC
NBP 560, LLC
NBP Lot 3-A, LLC
NBP One, LLC
NBP Retail, LLC
One Sellner Road, LLC
Park Circle Equities, LLC
Pecan Court L.L.C.
Red Cedar Building, LLC
RG 2100 Restaurant, LLC
Riverwood Business Center Equity Affiliates, LLC
Third Exploration L.L.C.

Texas
C Texas SG, LLC
COPT 8000 Potranco, L.P.
COPT 8030 Potranco, L.P.
COPT 8100 Potranco, L.P.
COPT SA Technology Center, L.P.
COPT San Antonio , L.P.
COPT San Antonio General, LLC
COPT San Antonio II, L.P.
COPT Westpointe 3A, L.P.
COPT Westpointe 4, L.P.

Virginia
CDP Stonegate I, LLC
COPT Dahlgren I, LLC
COPT Dahlgren II, LLC
COPT Dahlgren IV, LLC
COPT Dahlgren Land, LLC

COPT Dahlgren, LLC
COPT Greens I, LLC
COPT Greens II, LLC
COPT Greens III, LLC
COPT McLearen, LLC
COPT Metro Place II, LLC
COPT Park Meadow, LLC
COPT Ridgeview I, LLC
COPT Ridgeview II & III, LLC
COPT Stonecroft, LLC
COPT Sunrise, LLC
Maries Tech Park II, LLC
Parkstone Tech Park, LLC
Patriot Ridge 7770, LLC
Patriot Ridge Commons, LLC
Patriot Ridge I, LLC
Patriot Ridge II, LLC
South Point Phase II, LLC
South Point Phase II A-1, LLC
TRC Pinnacle Towers, L.L.C.
Waterside I, LLC